EXHIBIT 10.1
AMENDMENT

                    THIS AMENDMENT (the "Amendment"), dated as of April 23, 2001 to that certain securities purchase agreement dated February 26, 2001 (the “Agreement”) by and among DAMARK International, Inc., a Minnesota corporation, with headquarters located at 301 Carlson Parkway, Suite 201, Minneapolis, Minnesota 55305 (the "Company"), and the investors listed on the signature pages hereto (individually, a "Buyer" and collectively, the "Buyers") and the Senior Convertible Notes issued by the Company to the Buyers pursuant to the Agreement.

                    WHEREAS:

                    A.      All terms defined in the Agreement are used herein as therein defined.

                    B.       Pursuant to the Agreement, the Company issued $14.2 million of its 10% Senior Convertible Notes due August 26, 2001 (the “Senior Convertible Notes”) on February 27, 2001 to the Buyers in the respective amounts listed on the Schedule of Buyers to the Agreement.

                    C.      Pursuant to the terms of the Senior Convertible Notes, the Company capitalized the interest due on March 31, 2001 pursuant the Senior Convertible Notes so that as of April 2, 2001 the aggregate outstanding principal amount of the Senior Convertible Notes was $14,326,222.

                    D.      The Company and the Buyers have agreed to amend certain provisions of the Senior Convertible Notes to resolve any concerns that Nasdaq may have with the terms of the transactions contemplated by the Agreement.

                    NOW, THEREFORE, the Company and the Buyers hereby agree as follows:

                    1.       AMENDMENT OF 19.99% LIMITATION PROVISION.

                    Section 3(a) of the Senior Convertible Notes is hereby amended by deleting the clause (iii) in the first sentence thereof so that the sentence ends with clause (ii).

                    2.       REDEMPTION PREMIUM.  Section 5(h) of the Senior Convertible Notes is hereby amended in its entirety to read as follows:

          “(h)    Acceleration Upon Reaching Common Share Limit.  After January 2, 2002, in addition to all other rights of the Holder contained herein (including, without limitation, the provisions of Section 3), after the Holders Pro-Rata Common Share Limit has been reached (unless it is no longer applicable as contemplated by Section 3(a)), the Company shall prepay this Note in an amount equal to 100% of the then Outstanding Principal Amount plus accrued and unpaid interest to the date of such prepayment.  The provisions of this Section 5(h) shall not be deemed to restrict the ability of the Holder to convert the Note pursuant to the provisions of Section 3 at any time and from time to time before the Holders Pro-Rata Common Share Limit is reached or if the Holders Pro-Rata Common Share Limit is no longer applicable.”

In addition, the definition of “Common Share Limit Acceleration Price” in Section 1 of the Senior Convertible Notes is hereby deleted.

                    3.       BINDING FORCE AND EFFECT.  Except as amended hereby, the Agreement and the Senior Convertible Notes shall continue in full force and effect in accordance with their respective provisions as heretofore amended.

                    4.       COUNTERPARTS.  This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

                    IN WITNESS WHEREOF, the Buyers and the Company have caused this Waiver and Consent to be duly executed as of the date first written above.

COMPANY:		BUYERS:

DAMARK INTERNATIONAL, INC.		STARK TRADING

By:	/s/	By:	/s/
Name:			Name:
Its:			Its:

SHEPHERD INVESTMENTS INTERNATIONAL, LTD.

		By:	/s/
Name:
Its:

WOODVILLE LLC

		By:	/s/
Name:
Its:
CALM WATERS PARTNERSHIP

		By:	/s/
Name:
Its: